UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 24, 2009

Stamps.com Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26427	77-0454966
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12959 Coral Tree Place, Los Angeles, CA	90066-7020
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (310) 482-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 24, 2009, in our litigation against Kara Technology, the United States Court of Appeals for the Federal Circuit vacated-in-part and reversed-in-part our final judgment entered on September 10, 2008.  In particular, the Court vacated the jury verdict that NetStamps does not infringe and reversed the grant of summary judgment on the breach of contract claim.  Each are remanded for further proceedings.  Our grants of summary judgment that PhotoStamps does not infringe and on the trade secret claim remain in effect.  We continue to dispute the remaining claims and intend to defend the lawsuit vigorously.

For further information about Stamps.com litigation, please refer to our quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stamps.com Inc.
(Registrant)

September 24, 2009	/s/ Kenneth McBride
Date	(Signature)

Kenneth McBride,
Chief Executive Officer